UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2010
                                                          --------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                           001-31566               42-1547151
-----------------------------    ---------------------         ----------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                     07306-4599
------------------------------------------                     ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
              ------------------------------------------------------------------
              Appointment of Certain Officers;  Compensatory Arrangements of
              --------------------------------------------------------------
              Certain Officers
              ----------------

     As previously disclosed by Provident Financial Services, Inc. (the "Company") in its Proxy Statement dated March 11, 2010 and filed with the Securities and Exchange Commission on March 11, 2010, John G. Collins, John P. Mulkerin and Paul M. Pantozzi each retired from the Board of Directors of the Company and The Provident Bank following the Annual Meeting of Stockholders held on April 22, 2010. The Board of Directors reduced the size of the Board from 15 to 12 members as a result of the director retirements.

     On April 22, 2010, Christopher Martin, President and Chief Executive Officer of the Company and The Provident Bank, was elected Chairman of the Board of Directors of both the Company and The Provident Bank succeeding Paul M.
Pantozzi, and Frank L. Fekete was elected Lead Director succeeding John G. Collins.

Item 5.07     Submission of Matters to a Vote of Security Holders
              ---------------------------------------------------

     The 2010 Annual Meeting of Stockholders was held on April 22, 2010 (the "Annual Meeting"). The matters considered and voted on by the Company's stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1. The election of three directors, each for a three-year term.

--------------------- -------------------- ------------------ ------------------
Nominee                 Shares Voted For    Shares Withheld     Broker Non-Votes
--------------------- -------------------- ------------------ ------------------
Thomas W. Berry         43,501,022          1,451,026           7,560,597
--------------------- -------------------- ------------------ ------------------
Frank L. Fekete         43,255,997          1,696,051           7,560,597
--------------------- -------------------- ------------------ ------------------
Thomas B. Hogan Jr.     43,516,872          1,435,176           7,560,597
--------------------- -------------------- ------------------ ------------------

Matter 2. The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010.

----------------------- ---------------------------------- ---------------------
Shares Voted For               Shares Voted Against              Abstentions
----------------------- ---------------------------------- ---------------------
51,130,214                     1,277,282                           105,149
----------------------- ---------------------------------- ---------------------

Item 9.01.           Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits. None.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         PROVIDENT FINANCIAL SERVICES, INC.


DATE:  April 27, 2010                By: /s/ John F. Kuntz
                                         ----------------------------
                                         John F. Kuntz
                                         General Counsel and Corporate Secretary